EXECUTION COPY


                           COLLATERAL PLEDGE AGREEMENT

     This Collateral Pledge Agreement ("Agreement"), is made and entered into this 18th day of October, 2002, effective as of April 23, 2002, by and between Candie's, Inc. ("Candie's") and Michael Caruso & Co., Inc. (together with Candie's, the "Pledgor") and Sweet Sportswear LLC ("Secured Party").

                                   Background

     A. To induce Secured Party to extend credit to Candie's pursuant to the terms of that certain 8% Senior Subordinated Note due 2012 issued by Candie's to Secured Party as of April 23, 2002 (the "Note"), Pledgor and Secured Party are entering into this Agreement.

     B. This Agreement is given and is intended to provide Secured Party with certain security for (i) (x) the obligations of Candie's under the Note and (y) all other obligations and liabilities (including, without limitation, indemnities, fees, and interest thereon) of Pledgor, whether now existing or hereafter incurred, under, arising out of, or in connection with the Note and the due performance and compliance by Pledgor with all of the terms, conditions, and agreements contained in the Note; (ii) any and all sums advanced by Secured Party in order to preserve the Pledged Collateral or preserve its lien and security interest in the Pledged Collateral; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) and (ii) above, the reasonable expenses of any exercise by Secured Party of its rights hereunder, together with reasonable attorneys' fees and court costs; and (iv) to the extent not otherwise included in clauses (i), (ii), and (iii) above, Pledgor's obligations set forth in Section 17 (the "Obligations").

     C. All capitalized terms used herein and not otherwise defined shall have the same meanings assigned to such terms in the Note.

     NOW THEREFORE, for other good and sufficient consideration, the receipt of which is hereby acknowledged, Pledgor, intending to be legally bound hereby, covenants and agrees as follows:

     1. Pledgor, for the purpose of granting a continuing lien and security interest, does hereby assign, pledge, hypothecate, deliver, and set over to Secured Party, its successors, and assigns (i) all of the shares of capital stock of IP Holdings and Management Corporation, a Delaware corporation
("IPHM"), identified in Schedule I, whether now owned or hereafter acquired by Pledgor, together with all certificates representing such shares (collectively, the "Pledged Collateral"), (ii) all ownership interests of any class or character of a successor entity formed by or resulting from a consolidation or merger in which IPHM is not the surviving entity, and (iii) all shares, securities, moneys, or property representing a dividend on any of the Pledged Collateral, or representing a distribution or return of capital upon or in respect of the Pledged Collateral, or resulting from a split-up, revision, reclassification, or other like change of the Pledged Collateral or otherwise received in exchange therefor, and any subscription warrants, rights, or options issued to the holders of, or otherwise in respect of, the Pledged Collateral.

     2. The pledge and security interest described herein shall continue in effect to secure the Obligations until such Obligations have been paid in full. Unless the Pledged Collateral is disposed of by Secured Party in accordance with the provisions of Section 8 below, Secured Party shall return the certificates representing the Pledged Collateral to Pledgor upon Secured Party's receipt of payment in full of the Obligations.

     3. Contemporaneously with the execution hereof, Pledgor agrees to deliver to Secured Party or its nominee all certificates representing or evidencing the Pledged Collateral, accompanied by duly executed instruments of transfer or assignments in blank, to be held by Secured Party or its nominee in accordance with the terms hereof.

     4. Pledgor hereby authorizes Secured Party, and agrees itself to take all such other actions and to execute and deliver and file, or cause to be filed, such other instruments or documents, as Secured Party may reasonably require in order to establish and maintain a perfected, valid, and continuing first priority security interest and lien in the Pledged Collateral in accordance with this Agreement and the UCC and other applicable law.

     5. Pledgor  shall (i) give prompt  written  notice to Secured Party of, and
(ii) defend the Pledged Collateral against, any suit, action, or proceeding related to the Pledged Collateral or which could adversely affect the security interests and liens granted hereunder.

     6. Pledgor hereby represents and warrants that:

     (a) Except as pledged herein, (i) Pledgor is and will be the sole legal and beneficial owner of all of the Pledged Collateral now owned or hereafter acquired, (ii) Pledgor has not sold, assigned, transferred, pledged, or granted any option or security interest in or otherwise hypothecated the Pledged Collateral, and (iii) the Pledged Collateral is pledged herewith free and clear of any and all liens, security interests, encumbrances, claims, pledges, restrictions, legends, and options;

     (b) As of the date hereof and on the date of delivery or transfer to Secured Party of any Pledged Collateral under this Agreement, Pledgor has good and marketable title to the Pledged Collateral;

     (c) The Pledged Collateral (i) is, and all the other Pledged Collateral in which Pledgor shall hereafter acquire an interest will be, duly authorized, validly existing, fully paid, and non-assessable (in the case of any equity interest in a corporation) and duly issued and outstanding (in the case of any equity interest in any other entity), and none of such Pledged Collateral is or will be subject to any contractual restriction, or any restriction under the charter, bylaws, partnership agreement, or other organizational document of the respective issuer, upon the transfer of such Pledged Collateral, and (ii) constitutes all of the issued and outstanding shares of capital stock of IPHM as set forth in Schedule I beneficially owned by Pledgor on the date hereof (whether or not registered in the name of Pledgor) and Schedule I correctly identifies, as at the date hereof, IPHM as the issuer of such Pledged Collateral and the respective class and par value of the shares constituting such Pledged Collateral and the respective number of shares (and registered owners thereof) represented by each such certificate.

     (d) Pledgor has the full power and authority to execute, deliver, and perform under this Agreement and to pledge the Pledged Collateral hereunder; and

     (e) This Agreement constitutes the valid and binding obligation of Pledgor, enforceable in accordance with its terms, and the pledge of the Pledged Collateral referred to herein is not in violation of and shall not create any default under any agreement, undertaking, or obligation of Pledgor.

     7. Unless and until an Event of Default (as defined below) has occurred and is continuing, Pledgor shall be entitled to receive and retain any dividends, distributions, or proceeds in respect of the Pledged Collateral. If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not Secured Party exercises any available right to declare any Obligation due and payable or seeks or pursues any other relief or remedy available to it hereunder or under the Note or applicable law, all dividends and other distributions on the Pledged Collateral shall be paid directly to Secured Party and either, at the Pledgor's option (a) retained by the Secured Party as part of the Pledged Collateral, subject to the terms of this Agreement, or (b) in the case of cash dividends or distributions, applied against the Pledgor's Obligations in reduction thereof, and, if Secured Party shall so request, Pledgor agrees to execute and deliver to Secured Party appropriate additional dividend, distribution, and other orders and documents to that end.

     8. (a) Notwithstanding anything to the contrary or inconsistent herewith contained in the Note, an "Event of Default" shall exist hereunder if (i) Candie's shall commence a voluntary case, or acquiesce as to an involuntary case filed against it, under the Federal Bankruptcy Code, as now or hereafter in effect (the "Code"), or (ii) a proceeding or involuntary case shall be commenced against Candie's under the Code in any court of competent jurisdiction, without the application or consent of Candie's, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of ninety (90) days. Upon, and only upon, the occurrence of an Event of Default hereunder, Secured Party shall have the right to and may, at its sole option, exercise any and/or all rights and remedies with respect to the Pledged Collateral available to it hereunder, under the Uniform Commercial Code as adopted in the State of New York ("UCC"), or otherwise available to it, at law or in equity, to enforce the pledge granted herein, including, without limitation, the right to dispose of the Pledged Collateral at a public or private sale.

     (b) Without precluding any other methods of sale or other disposition, the sale or other disposition of the Pledged Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property; but in any event Secured Party may sell, lease, deliver, grant options to purchase, or otherwise retain, liquidate, or dispose such Pledged Collateral on such terms and to such purchaser(s) (including Secured Party if such sale is a public sale) as Secured Party in its absolute discretion may choose, and for cash or for credit or for future delivery, without assuming any credit risk, at public or private sale or other disposition, without demand of performance, and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral after sale or other disposition hereunder, and all rights, if any, of marshalling the Pledged Collateral and any other security for the Obligations or otherwise. At any such public sale or other public disposition, unless prohibited by applicable law, Secured Party may bid for and purchase all or any part of the Pledged Collateral so sold free from any such right or equity of redemption. Secured Party shall not be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

     (c) Secured Party shall incur no liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale pursuant to this Agreement conducted in a commercially reasonable manner and otherwise in accordance with applicable law. Assuming the disposition is conducted in a commercially reasonable manner and in accordance with applicable law, Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which the Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Secured Party accepts the first offer received and does not offer the Pledged Collateral to more than one offeree.

     9. Pledgor may at any time sell all or any portion of the Pledged Collateral provided that the full amount of the then outstanding Obligations are paid to Secured Party in conjunction with the closing of such sale.

     10. The proceeds of any Pledged Collateral received by Secured Party at any time, whether from the sale of Pledged Collateral or otherwise, shall be applied to or on account of the Obligations and any excess proceeds, after payment in full of the Obligations, shall be immediately remitted to Pledgor. In case of any deficiency and if permitted by applicable law, Pledgor shall, whether or not then due, remain liable therefor.

     11. In the event that any change is made or declared in the capital structure of IPHM, or Pledgor acquires or in any other manner receives additional shares in IPHM, any and all new, substituted, or additional certificates representing or evidencing such shares which have been issued by reason of any such change, shall be delivered to and held by Secured Party under the terms hereof in the same manner as the Pledged Collateral originally pledged hereunder.

     12. Pledgor (i) shall give five (5) business days' prior written notice to Secured Party of any merger, consolidation, share exchange, reorganization, or other business combination affecting or involving IPHM or IP Holdings, LLC, a wholly owned subsidiary of IPHM ("IP Holdings"), (ii) shall not take any action as a shareholder of IPHM that would cause or permit IPHM to (a) sell, assign, license, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of IPHM's membership interests in IP Holdings or (b) create, incur, or permit to exist any lien or encumbrance on or with respect to any of the assets of IPHM, any interest therein, or any proceeds thereof, except for the security interests, liens, and/or encumbrances created with respect to the Bond Transaction, defined below, or any modification thereof or any refinancing thereof by or through IP Holdings or any affiliate of IP Holdings (a
"Refinancing"), and (iii) shall not take any action as a shareholder of IPHM that would cause or allow IP Holdings to (a) prior to the payment in full of the Asset-Backed Notes or any Refinancing thereof, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the assets of IP Holdings in contravention of the terms of the Bond Documents, defined below, or the documents relating to the Refinancing, as the case may be, or, following the payment in full of the Asset-Backed Notes and any Refinancing thereof, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the intellectual property assets of IP Holdings (but in no event shall the foregoing be construed to limit IP Holdings' right to license its intellectual property assets either before or after the repayment of the Asset-Backed Notes) or (b) create, incur, or permit to exist any lien or encumbrance on or with respect to any of the assets of IP Holdings, any interest therein, or any proceeds thereof, except for the security interests and liens created with respect to the Bond Transaction or any modification thereof or any Refinancing. As used herein the term "Bond Transaction" shall mean and refer to the series of transactions described in and/or contemplated by the documents set forth on Schedule II (the "Bond Documents") including the issuance by IP Holdings of $20,000,000 principal amount of its 7.93% asset-backed notes on August 20, 2002 (the "Asset-Backed Notes") and all of the transactions effected in contemplation, or as a result, thereof or in connection therewith.

     13. So long as no Event of Default has occurred hereunder, and, thereafter, until Secured Party notifies Pledgor in writing of the exercise of its rights hereunder, Pledgor shall retain the sole right to vote the Pledged Collateral and exercise all rights of ownership with respect to all corporate questions for all purposes not inconsistent with the terms hereof.

     14. To the extent Secured Party is required by law to give Pledgor prior notice of any public or private sale, or other disposition of the Pledged Collateral, Pledgor agrees that ten (10) business days prior written notice to Pledgor shall be a commercially reasonable and sufficient notice of such sale or other intended disposition.

     15. Without limiting any rights or powers granted to Secured Party pursuant to this Agreement, applicable law or otherwise, Pledgor hereby appoints Secured Party as its attorney-in-fact, with full power and authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion to take any and all action and to execute, file, and record any and all instruments, agreements, and documents which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement. The appointment set forth in this Section 15 is coupled with an interest and is irrevocable.

     16. If Pledgor fails to perform any agreement, covenant, or obligation contained herein after reasonable notice from Secured Party, Secured Party may itself perform, or cause performance of such agreement, covenant, or obligation and the expenses and costs of Secured Party incurred in connection therewith shall be payable by Pledgor.

     17. Secured Party shall not have any liability to any person and shall be indemnified and held harmless by Pledgor for any liability incurred by reason of taking or refraining from taking any action with respect to the Pledged Collateral, except in the case of Secured Party's gross negligence or willful misconduct. Pledgor agrees to indemnify Secured Party from and against any and all claims, losses, and liabilities arising out of or connected with this Agreement (including, without limitation, enforcement of this Agreement), except such claims, losses, or liabilities resulting solely from Secured Party's gross negligence or willful misconduct. This Section 17 shall survive any termination of this Agreement.

     18. This Agreement constitutes the entire agreement between the parties hereto regarding the subject matter hereof and may be modified only by a written instrument signed by Pledgor and Secured Party.

     19. This Agreement is made in and shall be governed by and construed in accordance with the laws of the State of New York, without regard to New York conflicts of law rules, and the provisions hereof shall be deemed severable in the event of the invalidity of any provision.

     20. Any amendment, modification, or waiver of any provision of this Agreement shall be in writing and executed by the parties hereto, and any such waiver shall be effective only for the specific purpose for which it is given and for the specific time period, if any, contemplated therein.

     21. No failure or delay by Secured Party in exercising any right, power, privilege, or remedy hereunder or under the UCC or any other applicable law shall operate as a waiver hereof or thereof and no single or partial exercise by Secured Party of any right, power, privilege, or remedy of Secured Party hereunder or thereunder shall preclude any subsequent or further exercise by Secured Party thereof or of any other right, power, privilege, or remedy hereunder or thereunder.

     22. If any provision of this Agreement is invalid or unenforceable, then, to the extent possible, all of the remaining provisions of this Agreement shall remain in full force and effect and shall be binding on the parties hereto.

     23. Upon any consolidation of Candie's with, or merger of Candie's into, any other entity or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the properties and assets of Candie's in accordance with Section 8.1 of the Note, the successor entity formed by such consolidation or into which Candie's is merged, or to which such conveyance, transfer, sale, lease or other disposition is made, shall succeed to, and be substituted for, and may exercise every right and power of the Pledgor under this Agreement with the same effect as if such successor entity had been named as the Pledgor herein, and thereafter, the predecessor entity shall be relieved of all obligations and covenants under this Agreement. Other than as set forth in the preceding sentence, Pledgor shall not have the right to assign its rights or delegate its obligations hereunder or any part thereof to any other person without Secured Party's prior written consent.

     24. Pledgor and Secured Party agree as follows:

     (a) Secured Party hereby irrevocably agrees that any lawsuit commenced by Secured Party against Pledgor in connection with any dispute arising out of or relating to this Agreement (each, a "Secured Party Lawsuit") shall be brought by Secured Party, unless otherwise agreed to in writing by Pledgor, solely in a federal or state court located within the County of New York, State of New York, and, in connection with each Secured Party Lawsuit, each of Secured Party and Pledgor irrevocably agrees to submit to the exclusive jurisdiction of any federal or state court located within the County of New York, State of New York, and irrevocably agrees to waive, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any Secured Party Lawsuit brought in such court or any defense of inconvenient forum for the maintenance of such Secured Party Lawsuit in such court.

     (b) Pledgor hereby irrevocably agrees that any lawsuit commenced by Pledgor against Secured Party in connection with any dispute arising out of or relating to this Agreement (each, a "Pledgor Lawsuit") shall be brought by Pledgor, unless otherwise agreed to in writing by Secured Party, solely in a federal or state court located within the County of Los Angeles, State of California, and, in connection with each Pledgor Lawsuit, each of Pledgor and Secured Party irrevocably agrees to submit to the exclusive jurisdiction of any federal or state court located with the County of Los Angeles, State of California, and irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any Pledgor Lawsuit brought in such court or any defense of inconvenient forum for the maintenance of such Pledgor Lawsuit in such court.

     (c) Each of Pledgor and Secured Party agrees that a judgment in any Secured Party Lawsuit or Pledgor Lawsuit may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (d) Each of Pledgor and Secured Party consents to process being served by any party to this Agreement in any suit, action, or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 25 below.

     25. Any notice, request, demand, or other communication required or permitted to be given to Pledgor or Secured Party pursuant to the provisions of this Agreement shall be in writing and (i) personally delivered, (ii) sent via facsimile, with confirmed transmission and receipt, and followed promptly by delivery of the original, or (iii) sent by a nationally-recognized courier or overnight service such as Federal Express, (for next business-day delivery) postage prepaid, as follows:

               (a)  if to Pledgor, to:

                    Candie's, Inc. or Michael Caruso & Co., Inc., as the case may be, each at:

                    400 Columbus Avenue
                    Valhalla, New York 10595
                    Attn.:  Deborah Sorell Stehr, Esq.
                            Senior Vice President and General Counsel
                    Facsimile No.:  (914) 769-8103

                    With a copy to (which does not constitute notice):

                    Blank Rome Tenzer Greenblatt LLP
                    405 Lexington Avenue
                    New York, NY 10174
                    Attn.:  Robert J. Mittman, Esq.
                    Facsimile No.:  (212) 885-5001

               (b)  if to Secured Party, to:

                    Sweet Sportswear LLC
                    5804 E. Slauson Avenue
                    Commerce, California 90040
                    Attn.:  Deborah Greaves
                    General Counsel
                    Facsimile No.:  (323) 728-1641

                    With a copy to (which does not constitute notice):

                    Akin Gump Strauss Hauer & Feld LLP
                    2029 Century Park East, Suite 2400
                    Los Angeles, California 90067
                    Attn.:  David Antheil, Esq.
                    Facsimile No.:  (310) 229-1001

Either Pledgor or Secured Party may change its address for receipt of future notices hereunder by giving written notice to the other in the manner provided herein. Notices shall be deemed given and received at the time of personal delivery or completed facsimile transmission, or, if sent by Federal Express or other overnight delivery service, one (1) business day after such sending.

     26. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.


                            [Signature pages follow]

     IN WITNESS WHEREOF, this Collateral Pledge Agreement has been executed and delivered as of the date first set forth above.


                                    CANDIE'S, INC.


                                    By: /s/ Neil Cole
                                        ----------------------------------------
                                    Name: Neil Cole
                                    Title: Chief Executive Officer and President


                                    MICHAEL CARUSO & CO., INC.


                                    By: /s/ Neil Cole
                                        ----------------------------------------
                                    Name: Neil Cole
                                    Title: Chief Executive Officer


                                    SWEET SPORTSWEAR LLC


                                    By: /s/ Hubert Guez
                                        ----------------------------------------
                                    Name: Hubert Guez
                                    Title: Manager

                                   SCHEDULE I

                               Pledged Collateral

     All of the outstanding shares of common stock of IP Holdings and Management Corporation, a Delaware corporation ("IPHM"), par value $0.01 per share (the "Shares"), are hereby pledged by Candie's, Inc. ("Candie's") and Michael Caruso & Co., Inc. ("Michael Caruso"), the sole stockholders of IPHM, as outlined below, to Sweet Sportswear LLC pursuant to the Collateral Pledge Agreement to which this Schedule is attached:





                                              Number             Number
                                                of                 of
                                          Shares of IPHM     Shares of IPHM
                                            (and Stock         (and Stock
       Total               Total           Certificate        Certificate
       Number              Number            Number)            Number)
         of                  of               Issued             Issued
 Shares Authorized    Shares Issued by          to                 to
to be Issued by IPHM        IPHM             Candie's        Michael Caruso
------------------------------------------------------------------------------

                                            60 Shares/         40 Shares/
     100 Shares          100 Shares        Certificate        Certificate
                                              No. 1              No. 2
------------------------------------------------------------------------------

                                   SCHEDULE II

                                 Bond Documents

1. Indenture, dated August 20, 2002, between IP Holdings LLC ("IP Holdings") and Wilmington Trust Company, a Delaware Business Trust ("Trustee")

2. Capital Contribution Agreement, dated August 20, 2002, by and among Candie's, Inc. ("Candie's"), Michael Caruso & Co., Inc. ("Caruso") and IP Holdings

3. Capital Contribution Agreement, dated August 20, 2002, by and among Candie's, Caruso and IP Holdings and Management Corporation ("IPHM")

4. Assignment and Acceptance Agreement, dated August 20, 2002, by and among Candies', Caruso and IPHM

5. Servicing Agreement, dated August 20, 2002, between UCC Servicing, LLC (the "Servicer") and IP Holdings

6. Management Agreement, dated August 20, 2002, by and among IP Management LLC ("IP Management"), IP Holdings, IPHM and Servicer

7. Back-up Manager Management Agreement, dated August 20, 2002, by and among Strategic Consulting Network, LLC (d/b/a/ Jassin-O'Rourke Group, LLC) (the "Back-Up Manager"), IP Holdings and Servicer

8. Management Support Agreement, dated August 20, 2002, between Candie's and IP Management

9. Operating Agreement of IP Holdings

10. Operating Agreement of IP Management

11. By-Laws of IPHM

12. Certificate of Incorporation of IPHM (Certificate of Incorporation, dated August 15, 2002 and Amendment to Certificate of Incorporation, dated August 20,
2002)

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